UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        December 12, 2007

                            CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

   1-16525                                               11-2621692
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  (Commission File Number)                   (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.


On December 12, 2007, CVD Equipment Corporation (the "Registrant") entered into a contract of sale (the "Contract") with HPG Realty Co., LLC (the "Seller") for the purchase of a 13,300 square foot facility located at 979 Marconi Avenue, Ronkonkoma, NY 11779 (the "Property"). The total purchase price for the Property is $2,015,000 and the Registrant intends to finance approximately $1,500,000 of the purchase price. The anticipated closing date for the transaction is on or about January 1, 2008. The facility is intended to be used for the expansion of the Registrant's First Nano laboratory during the first quarter of 2008.

The Seller is not the fee owner of the Property. The fee owner of the Property is the Town of Islip Industrial Development Agency ("Islip IDA"). The Seller occupies the Property as lessee under a lease with the Islip IDA, as lessor, dated as of February 1, 2004 (the "Lease"). Upon entering into such lease, the Seller, the Islip IDA and Tri-Start Electronics, Inc. ("Tri-Start") entered into a Payment-In-Lieu-Of-Tax Agreement on February 1, 2004 (the "PILOT Agreement") under which the Seller was permitted to sublease the Property to Tri-Start or occupy the Property itself. Under the Contract the Seller is transferring and assigning to the Registrant all of its rights, title and interest to the Property pursuant to the Lease and the PILOT Agreement. The Contract is subject to the Islip IDA's approval of the assumption and assignment of the Lease and the PILOT Agreement by the Registrant.

A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as an exhibit and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

       (c) Exhibits.

99.1   Press Release



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CVD EQUIPMENT CORPORATION



Date: December 14, 2007                    /s/ Leonard A. Rosenbaum
                                        ------------------------------
                                        Name:   Leonard A. Rosenbaum
                                        Title:  Chairman, President,
                                                Chief Executive Officer and
                                                Director (Principal Executive
                                                Officer)





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